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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        DATE OF REPORT - AUGUST 26, 1996
                        (Date of earliest event reported)



                               MHM SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                 1-12238             52-1223048
(State of incorporation) (Commission file number)      (IRS employer
                                                        identification
                                                        number)



          8000 TOWERS CRESCENT DRIVE, SUITE 810, VIENNA, VIRGINIA 22182
               (Address of principal executive offices, zip code)


                            AREA CODE (703) 749-4600
                               (Telephone number)

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ITEM 5.     OTHER INFORMATION.

            On August 29, 1996 MHM Services, Inc. (the "Company") announced that, effective August 26. 1996, William P. Ferretti was appointed a Director of the Company at a Board Meeting to fill a vacancy resulting from the resignation of Abraham D. Gosman.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
                                                         PAGE
                                                         ----
            (c)  Exhibits

            99   Press Release, dated August 29, 1996      4




                                        2
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                                   SIGNATURES


Pursuant to requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  September 13, 1996          MHM Services, Inc.


                                     By: /s/ Carolyn Zimmerman
                                         -------------------------
                                            Vice President - Finance
                                            and Chief Financial Officer